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                         INDEPENDENT AUDITOR'S CONSENT


     We consent to the inclusion in this registration statement of Virtual Technology Coporation on Form 10-SB of our report dated April 11, 1997.


                                           /s/ COPELAND BUHL & COMPANY P.L.L.P.


                                                              Wayzata, Minnesota
                                                               February 11, 1999